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                                                                EXHIBIT 10.8(g)

                         AMENDMENT NUMBER SIX (6) TO
                AGREEMENT FOR THE LICENSING OF IBM TECHNOLOGY
                           AGREEMENT NUMBER JWQ9308

WHEN EXECUTED, this document shall become Amendment Number Six (6) (hereinafter referred to as "Amendment") to Agreement for the Licensing of IBM Technology Number JWQ9308 as amended (hereinafter referred to as "Agreement") dated February 3, 1993 by and between Syntellect, Inc. (hereinafter referred to as "Syntellect") and International Business Machines Corporation (hereinafter referred to as "IBM").

WHEREAS, Syntellect and IBM hereby agree to modify and amend the Agreement as set forth herein. All other terms and conditions of the Agreement not expressly modified by this Amendment, or any other previous Amendments, shall remain unchanged and shall remain in full force and effect.

1. SECTION 5.0, CONTRACT PERIOD, Subsections 5.1 and 5.2 are modified to read as follows:

        5.1 The term of any supplement under this Agreement, excluding Supplement Number 04 which term remains five (5) years, shall begin on its Commencement Date and shall expire seven (7) years thereafter, unless terminated earlier in accordance with section
                6.0 below.

        5.2 The term of this Agreement shall commence on the date signed by the last signatory hereto and shall expire seven (7) years from such date unless terminated earlier in accordance with section 6.0 below.

IN WITNESS WHEREOF, Syntellect and IBM have caused this Amendment to be executed by their duly authorized representatives as set forth above.

Accepted and Agreed To:

INTERNATIONAL BUSINESS                  SYNTELLECT, INC.
MACHINES CORPORATION

BY: /s/ William T. Maxwell              BY: /s/ Thomas R. Mayer
    ---------------------------             ------------------------------
NAME: William T. Maxwell                NAME: Thomas R. Mayer

TITLE: Director, Networking OEM         TITLE: President & CEO

DATE: May 23, 1995                      DATE: 6 June, 1995


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